Exhibit 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT FOF 2002

In connection with the Quarterly Report of Tower Group, Inc. (the “Company”) on Form 10-Q for the period ending September 30, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Michael H. Lee, President and Chief Executive Officer of the Company, and William E. Hitselberger, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities and Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 9, 2012	/s/ Michael H. Lee
Michael H. Lee
President and Chief Executive Officer

November 9, 2012	/s/ William E. Hitselberger
William E. Hitselberger
Executive Vice President and Chief Financial Officer